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                                                                    Exhibit 10.1

                                 FIFTH AMENDMENT

          FIFTH AMENDMENT, dated as of March 30, 2007 (this "Fifth Amendment"), to the Amended and Restated Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, as further amended and restated as of March 4, 2004, and as amended by the First Amendment thereto, dated as of August 6, 2004, the Second Amendment thereto, dated as of October 20, 2004, the Third Amendment thereto, dated as of August 1, 2005, and the Fourth Amendment thereto, dated as of April 26, 2006 (the "Credit Agreement"), among Nebraska Book Company, Inc., a Kansas corporation (the "Borrower"), NBC Holdings Corp., NBC Acquisition Corp., the lenders party from time to time thereto (the "Lenders"), JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent (in such capacity, the "Administrative Agent") and collateral agent, Citigroup Global Markets Inc., as syndication agent, and Bank of America, N.A. (as successor by merger to Fleet National Bank) and Wells Fargo Bank N.A., as co-documentation agents.

                                   WITNESSETH:

          WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

          WHEREAS, the Borrower has requested that the Credit Agreement be amended to, among other things, increase the Revolving Credit Facility from $65,000,000 to $85,000,000;

          WHEREAS, the Borrower has requested that the Credit Agreement be amended as provided herein; and

          WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

          2. Increase in Revolving Credit Facility. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein and in the Credit Agreement, on the Fifth Amendment Effective Date the Total Revolving Credit Commitments will be increased from $65,000,000 to $85,000,000 (the amount of such increase, the "Increased Revolving Commitments"). The Increased Revolving Commitments will be made available by the Lenders listed on Schedule I hereto (the "Additional Revolving Credit Lenders") in the respective amounts set forth opposite such Lenders' names on Schedule I hereto. On the Fifth Amendment Effective Date participating interests in outstanding Letters of Credit will be reallocated and deemed held by all the Revolving Credit Lenders in accordance with their respective Revolving Credit Percentages. On the Fifth Amendment Effective Date the Revolving Credit Lenders (including Revolving Credit Lenders holding Increased Revolving Commitments) will make payments to the Administrative Agent and the Administrative Agent will make payments to the Revolving Credit Lenders in such amounts as shall be directed by the Administrative Agent so that, after giving effect thereto, the Revolving Credit Loans will be held by the Revolving Credit Lenders in accordance with their respective Revolving Credit Percentages. Revolving Credit Loans made after the Fifth Amendment Effective Date shall be made ratably by all Revolving Credit Lenders, including the Additional Revolving Credit Lenders. On the Fifth Amendment Effective Date (i) the existing Revolving Credit Loans and the Loans made under the Increased Revolving Commitments shall

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be combined and consolidated into a single class of revolving credit loans and such class shall be the Revolving Credit Loans for all purposes of the Credit Agreement and the other Loan Documents (including as to payment, prepayment, interest rate and obligation to participate in outstanding Letters of Credit and Swing Line Loans), (ii) the Increased Revolving Credit Commitments shall be combined and consolidated into the Revolving Credit Commitments and (iii) each Additional Revolving Credit Lender shall be a Revolving Credit Lender under the Credit Agreement and the other Loan Documents. The Borrower will make payments of principal, interest and fees in respect of the Revolving Credit Commitments, Revolving Credit Loans and Letters of Credit consistent with the allocations described in this Section.

          3. Amendments to Section 1.1 (Defined Terms).

          (a) Section 1.1 of the Credit Agreement is amended by adding the following definitions in proper alphabetical order:

          "Fifth Amendment": the Fifth Amendment dated as of March 30, 2007 to this Agreement.

          "Fifth Amendment Effective Date": March 30, 2007, which is the date on which the Fifth Amendment became effective in accordance with its terms.

          (b) The definition of "Confidential Information Memorandum" set forth in Section 1.1 of the Credit Agreement is amended by adding the following at the end thereof:

          and the presentation to Lenders dated March 2007.

          (c) The following definition set forth in Section 1.1 of the Credit Agreement is deleted and replaced with the following:

          (d) "Revolving Credit Commitment": as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans and participate in Swing Line Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolving Credit Commitment" opposite such Lender's name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto or as set forth in the Fifth Amendment, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Revolving Credit Commitments is $50,000,000, the amount of the Total Revolving Credit Commitments on the Fourth Amendment Effective Date is $65,000,000 and the amount of the Total Revolving Credit Commitments on the Fifth Amendment Effective Date is $85,000,000.

          (e) The definition of "Consolidated EBITDA" set forth in Section 1.1 of the Credit Agreement is amended by (i) deleting the word "and" at the end of clause (g) and (ii) inserting the following clause after clause (h) of such definition:

          , (i) charges incurred in the Borrower's fiscal year ending March 31, 2007 in connection with the closing of a warehouse in California not to exceed $900,000 in the aggregate and (j) charges incurred in the Borrower's fiscal year ending March 31, 2007 in connection with the integration of CBA's business into the business of the Borrower and its Subsidiaries not to exceed $900,000 in the aggregate


                                        2

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          4. Amendment to Section 4.1 (Financial Condition). (a) Section 4.1(b)
of the Credit Agreement is amended by deleting each reference to the dates "March 31, 2003", "March 31, 2004", "March 31, 2005" and "December 31, 2005" and
substituting therefor, respectively, the dates "March 31, 2004", "March 31, 2005", "March 31, 2006" and "December 31, 2006".

          5. Amendment to Section 4.2 (No Change). Section 4.2 of the Credit Agreement is amended by deleting the date "March 31, 2005" and substituting therefor the date "December 31, 2006".

          6. Representations and Warranties. The Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement, as amended by this Fifth Amendment. The Borrower represents and warrants that, after giving effect to this Fifth Amendment, no Default or Event of Default has occurred and is continuing.

          7. Effectiveness. This Fifth Amendment shall become effective on the Fifth Amendment Effective Date (as such term is defined in the Credit Agreement) upon the satisfaction of the following conditions precedent:

          (a) Fifth Amendment. The Administrative Agent shall have received this Fifth Amendment executed and delivered by the Administrative Agent, the Borrower, the Lenders party to the Credit Agreement constituting the "Required Lenders" thereunder and each Additional Revolving Credit Lender (or, in the case of any Lender, a lender addendum or joinder agreement in a form specified by the Administrative Agent).

          (b) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid on or before the Fifth Amendment Effective Date, and all expenses required to be paid on or before the Fifth Amendment Effective Date for which invoices have been timely presented, including, without limitation, the reasonable fees and expenses of legal counsel, on or before the Fifth Amendment Effective Date.

          (c) Security Documents. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Borrower and each other Loan Party.

          (d) Closing Certificate. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of the Borrower, dated the Closing Date, substantially in the form of Exhibit B, with appropriate insertions and attachments.

          (e) Permitted Indebtedness. The Lenders shall have received a certificate of the Borrower dated the Fifth Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, demonstrating that the "Obligations" (as defined in the Guarantee and Collateral Agreement) after giving effect to the Fifth Amendment and full utilization of the Total Revolving Credit Commitments and the collateral security thereof are permitted under the Holdings Discount Notes Indenture and the Senior Subordinated Note Indenture.

          (f) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions:

          (i) the legal opinion of Bingham McCutchen LLP, counsel to SuperHoldings, Holdings and the Borrower, in the form reasonably requested by the Administrative Agent; and

          (ii) the legal opinion of local counsel in Kansas.


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          Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

          8. Mortgage Amendments. On or prior to the date which is 60 days after the Fifth Amendment Effective Date (which period may be extended from time to time by the Administrative Agent in its sole discretion), the Borrower shall deliver to the Administrative Agent an executed mortgage amendment and updated title commitment in respect of each Mortgage in the form reasonably requested by the Administrative Agent.

          9. Continuing Effect of the Credit Agreement. This Fifth Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          10. New Lenders. Each Lender which was not a Lender prior to the Effective Date shall become a Lender on the Effective Date for all applicable purposes of the Credit Agreement and the Loan Documents. Each such Lender represents that it is familiar with the Credit Agreement and the creditworthiness and financial condition of the Loan Parties and has made its own analysis of the Loan Parties in becoming a party to the Credit Agreement.

          11. Counterparts. This Fifth Amendment may be executed by the parties hereto in any number of separate counterparts (including facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

          12. GOVERNING LAW. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          13. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Fifth Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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          IN WITNESS WHEREOF, the parties hereto have caused this Fifth
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        NBC HOLDINGS CORP.


                                        By: /s/ Alan G. Siemek
                                            ------------------------------------
                                        Name: Alan G. Siemek
                                              ----------------------------------
                                        Title: Treasurer
                                               ---------------------------------


                                        NBC ACQUISITION CORP.


                                        By: /s/ Alan G. Siemek
                                            ------------------------------------
                                        Name: Alan G. Siemek
                                              ----------------------------------
                                        Title: Treasurer
                                               ---------------------------------


                                        NEBRASKA BOOK COMPANY, INC.


                                        By: /s/ Alan G. Siemek
                                            ------------------------------------
                                        Name: Alan G. Siemek
                                              ----------------------------------
                                        Title: Treasurer
                                               ---------------------------------


                                        JPMORGAN CHASE BANK, N.A., as
                                        Administrative Agent and as a Lender


                                        By: /s/ Neil R. Boylan
                                            ------------------------------------
                                        Name: Neil R. Boylan
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------